Putnam New Value
Fund

12 | 30 | 05

Prospectus

    CONTENTS

    Fund summary                                       2

    Goal                                               2

    Main investment strategies                         2

    Main risks                                         2

    Performance information                            3

    Fees and expenses                                  4

    What are the fund's main investment
    strategies and related risks?                      6

    Who manages the fund?                             10

    How does the fund price its shares?               14

    How do I buy fund shares?                         15

    How do I sell fund shares?                        22

    How do I exchange fund shares?                    24

    Policy on excessive short-term trading            25

    Fund distributions and taxes                      28

    Financial highlights                              29


Class A, B, C, M and R shares
Investment Category: Value

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

You may qualify for sales charge discounts on class A or class M shares. Please notify your financial advisor of other accounts that may help you obtain a sales charge discount. See "How do I buy fund shares?" for details.


Fund summary

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on value stocks. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of its stock may rise. We invest mainly in midsized and large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk of investing in fewer issuers than a fund that invests more broadly. The fund's ability to invest in fewer issuers increases the fund's vulnerability to factors affecting a single investment; therefore, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class A shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES

1996       24.53%
1997       18.97%
1998        5.61%
1999       -0.05%
2000       22.04%
2001        3.34%
2002      -15.73%
2003       32.49%
2004       15.35%

Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. Year-to-date performance through 9/30/05 was 3.45%. During the periods shown in the bar chart, the highest return for a quarter was 21.00% (quarter ending 6/30/03) and the lowest return for a quarter was -19.13% (quarter ending 9/30/02).

Average Annual Total Returns (for periods ending 12/31/04)
--------------------------------------------------------------------
                                                        Since
                                   Past       Past    inception
                                  1 year     5 years   (1/3/95)
--------------------------------------------------------------------
Class A before taxes               9.29%      9.00%     12.35%
Class A after taxes
on distributions                   9.00%      8.57%     10.73%
Class A after taxes
on distributions and
sale of fund shares                6.03%      7.58%      9.97%
Class B before taxes               9.46%      9.06%     12.10%
Class C before taxes              13.50%      9.33%     12.10%
Class M before taxes              11.00%      8.91%     12.02%
Class R before taxes              15.08%      9.91%     12.68%
Russell 3000 Value Index
(no deduction for fees,
expenses or taxes)                16.94%      6.10%     13.84%
--------------------------------------------------------------------

Unlike the bar chart, this performance information reflects the impact of sales charges. Class A and class M share performance reflects the current maximum initial sales charges (which for class A shares reflects a reduction that took effect after 12/31/03 and for class M shares reflects a reduction that took effect after 12/31/04); class B and class C share performance reflects the maximum applicable deferred sales charge if shares had been redeemed on 12/31/04 and, for class B shares, does not assume conversion to class A shares after eight years. For periods before the inception of class B shares (2/26/96), class C shares (7/26/99), class M shares (2/26/96) and class R shares (12/1/03), performance shown for these classes in the table is based on the performance of the fund's class A shares, adjusted to reflect the appropriate sales charge and the higher 12b-1 fees paid by the class B, class C, class M and class R shares. The fund's performance for portions of the period benefited from Putnam Management's agreement to limit the fund's expenses.

The fund's performance is compared to the Russell 3000 Value Index, an unmanaged index of those companies in the Russell 3000 Index chosen for their value orientation. After-tax returns reflect the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. Expenses are based on the fund's last fiscal year.

-------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment)*
-------------------------------------------------------------------------------
                            Class A   Class B   Class C   Class M   Class R
-------------------------------------------------------------------------------
Maximum Sales
Charge (Load)
Imposed on
Purchases (as a
percentage of the
offering price)              5.25%     NONE      NONE      3.25%     NONE

Maximum Deferred
Sales Charge
(Load) (as a
percentage of the
original purchase
price or redemption
proceeds, whichever
is lower)                    NONE**     5.00%     1.00%    NONE**     NONE

Maximum
Redemption Fee***
(as a percentage of
total redemption
proceeds)                    2.00%     2.00%     2.00%     2.00%     2.00%
-------------------------------------------------------------------------------

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
                                                               Total Annual
                   Management   Distribution     Other         Fund Operating
                   Fees         (12b-1) Fees     Expenses      Expenses
-------------------------------------------------------------------------------
Class A            0.60%        0.25%            0.28%         1.13%
Class B            0.60%        1.00%            0.28%         1.88%
Class C            0.60%        1.00%            0.28%         1.88%
Class M            0.60%        0.75%            0.28%         1.63%
Class R            0.60%        0.50%            0.28%         1.38%
-------------------------------------------------------------------------------

  * Certain investments in class A and class M shares may qualify for discounts on applicable sales charges. See "How do I buy fund shares?" for details.

 ** A deferred sales charge of 1.00% on class A shares and of 0.65% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

*** A 2.00% redemption fee (also referred to as a "short-term trading fee") may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then, except as shown for class B shares and class C shares, redeem all your shares at the end of those periods. It also assumes a 5.00% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

-----------------------------------------------------------------------------
                        1 year        3 years        5 years        10 years
-----------------------------------------------------------------------------
Class A                 $634          $865        $1,115            $1,827
Class B                 $691          $891        $1,216            $2,005*
Class B
(no redemption)         $191          $591        $1,016            $2,005*
Class C                 $291          $591        $1,016            $2,201
Class C
(no redemption)         $191          $591        $1,016            $2,201
Class M                 $485          $822        $1,183            $2,195
Class R                 $140          $437          $755            $1,657
-----------------------------------------------------------------------------

* Reflects conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs eight years after purchase.

What are the fund's main investment strategies and related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in value stocks. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in preferred stocks, convertible securities, and debt instruments, which may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $2,165,899 in brokerage commissions during the last fiscal year, representing 0.13% of the fund's average net assets. Of this amount, $601,159, representing 0.04% of the fund's average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Total Annual Fund Operating Expenses ratio for class A shares results in a "combined cost ratio" of 1.26 of the fund's average net assets for class A shares for the last fiscal year.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate and the average turnover rate for the fund's Lipper category were as follows:

Turnover Comparison
-----------------------------------------------------------------------
                           2005      2004      2003      2002      2001
-----------------------------------------------------------------------
Putnam New Value Fund       52%       54%       57%      68%       70%

Lipper Multi-Cap Value
Funds Average*              53%       60%       64%      64%       76%
-----------------------------------------------------------------------

* Average portfolio turnover rate of funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The Lipper category average portfolio turnover rate is calculated using the portfolio turnover rate for the fiscal year end of each fund in the Lipper category. Fiscal years may vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for the last fiscal year is based on information available as of September 30, 2005.

Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance and, for investors in taxable accounts, increased taxes. Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The basis for the Trustees' approval of the fund's management contract is discussed in the fund's annual report to shareholders dated August 31, 2005. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee (after applicable waivers) of 0.60% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

* Investment management teams. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Large Cap Value Team manage the fund's investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund's Portfolio Leader and Portfolio Member coordinate the team's efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.

-------------------------------------------------------------------------------
                  Joined                       Positions Over
Portfolio Leader    Fund   Employer            Past Five Years
-------------------------------------------------------------------------------
David King          1995   Putnam Management   Senior Portfolio Manager
                           1983 - Present
-------------------------------------------------------------------------------
                  Joined                       Positions Over
Portfolio Member    Fund   Employer            Past Five Years
-------------------------------------------------------------------------------
Michael Abata       2002   Putnam Management   Portfolio Manager
                           1997 - Present      Previously, Quantitative Analyst
-------------------------------------------------------------------------------

* Fund ownership. The table below shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund's last two fiscal years including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.


Fund Portfolio Leader and Portfolio Members
-----------------------------------------------------------------------------------------
                            $1-      $10,001-  $50,001-  $100,001-  $500,001-  $1,000,001
                   Year  $0 $10,000  $50,000   $100,000  $500,000   $1,000,000 and over
-----------------------------------------------------------------------------------------
David King         2005                                                           *
-----------------------------------------------------------------------------------------
Portfolio Leader   2004                                                           *
-----------------------------------------------------------------------------------------
Michael Abata      2005                 *
-----------------------------------------------------------------------------------------
Portfolio Member   2004                 *


* Other funds managed by the Portfolio Leader and Portfolio Member. As of the fund's fiscal year-end, David King is also a Portfolio Leader of Putnam Convertible Income-Growth Trust and Putnam High Income Securities Fund. He is also a Portfolio Member of The Putnam Fund for Growth and Income. Michael Abata is also a Portfolio Leader of Putnam Classic Equity Fund and a Portfolio Member of The George Putnam Fund of Boston. David King and Michael Abata may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

* Changes in your fund's Portfolio Leader and Portfolio Member. Your fund's Portfolio Leader and Portfolio Member did not change during the year ended August 31, 2005.

* Investment in the fund by Putnam employees and the Trustees. As of August 31, 2005, all of the 12 Trustees of the Putnam funds owned fund shares. The table shows the approximate value of investments in the fund and all Putnam funds as of that date by Putnam employees and the fund's Trustees, including in each case investments by their immediate family members and amounts invested through retirement and deferred compensation plans.


------------------------------------------------------------------------
                             Fund             All Putnam funds
------------------------------------------------------------------------
Putnam employees      $15,000,000                 $460,000,000
------------------------------------------------------------------------
Trustees                 $394,000                  $50,000,000
------------------------------------------------------------------------

The following table shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for August 31, 2004 and August 31, 2005.


---------------------------------------------------------------------------------------------
Putnam Executive Board
---------------------------------------------------------------------------------------------
                                                $1 -       $10,001 -  $50,001-    $100,001
                                  Year    $0    $10,000    $50,000    $100,000    and over
---------------------------------------------------------------------------------------------
Philippe Bibi                     2005     *
---------------------------------------------------------------------------------------------
Chief Technology Officer          2004     *
---------------------------------------------------------------------------------------------
Joshua Brooks                     2005                        *
---------------------------------------------------------------------------------------------
Deputy Head of Investments        N/A
---------------------------------------------------------------------------------------------
William Connolly                  2005      *
---------------------------------------------------------------------------------------------
Head of Retail Management         N/A
---------------------------------------------------------------------------------------------
Kevin Cronin                      2005      *
---------------------------------------------------------------------------------------------
Head of Investments               2004      *
---------------------------------------------------------------------------------------------
Charles Haldeman, Jr.             2005                         *
---------------------------------------------------------------------------------------------
President and CEO                 2004                         *
---------------------------------------------------------------------------------------------
Amrit Kanwal                      2005                         *
---------------------------------------------------------------------------------------------
Chief Financial Officer           2004                         *
---------------------------------------------------------------------------------------------
Steven Krichmar                   2005      *
---------------------------------------------------------------------------------------------
Chief of Operations               2004      *
---------------------------------------------------------------------------------------------
Francis McNamara, III             2005                                               *
---------------------------------------------------------------------------------------------
General Counsel                   2004                                    *
---------------------------------------------------------------------------------------------
Richard Robie, III                2005      *
---------------------------------------------------------------------------------------------
Chief Administrative Officer      2004      *
---------------------------------------------------------------------------------------------
Edward Shadek                     2005                                               *
---------------------------------------------------------------------------------------------
Deputy Head of Investments        N/A
---------------------------------------------------------------------------------------------
Sandra Whiston                    2005                          *
---------------------------------------------------------------------------------------------
Head of Institutional Management  N/A
---------------------------------------------------------------------------------------------


N/A indicates the individual was not a member of Putnam's Executive Board as of 8/31/04.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, Multi-Cap Value Funds, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
  Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leader and Portfolio Member, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, with payments to shareholders following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.


How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.


How do I buy fund shares?

You can open a fund account with as little as $500 and make additional investments at any time with as little as $50 ($25 through systematic investing). The fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Your financial advisor or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the NYSE for your shares to be bought at that day's offering price.

You can buy shares:

* Through a financial advisor. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge you for his or her services.

* Through systematic investing. You can make regular investments of $25 or more weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account. Application forms are available through your advisor or Putnam Investor Services at 1-800-225-1581.

* Subsequent investments via the Internet. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at www.putnam.com. For more information, contact your advisor or Putnam Investor Services at 1-800-225-1581.

You may also complete an order form and write a check for the amount you wish to invest, payable to the fund. Return the check and completed form to Putnam Investor Services.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

WHICH CLASS OF SHARES IS BEST FOR ME?

This prospectus offers you a choice of four classes of fund shares: A, B, C and M. Qualified employee-benefit plans may also choose class R shares. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the "Fees and expenses" section. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Please consult your financial advisor as to which share class is most appropriate for you. Here is a summary of the differences among the classes of shares:

Class A shares

* Initial sales charge of up to 5.25%

* Lower sales charges available for investments of $50,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

* Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees

Class B shares

* No initial sales charge; your entire investment goes to work immediately

* Deferred sales charge of up to 5.00% if shares are sold within six years of purchase

* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees

* Convert automatically to class A shares after eight years, thereby reducing the future 12b-1 fees

* Orders for class B shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $100,000 or more. Investors considering cumulative purchases of $100,000 or more should consider whether class A shares would be more advantageous and consult their financial advisor.

Class C shares

* No initial sales charge; your entire investment goes to work immediately

* Deferred sales charge of 1.00% if shares are sold within one year of purchase

* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees

* No conversion to class A shares, so future 12b-1 fees do not decline over time

* Orders for class C shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial advisor.

Class M shares

* Initial sales charge of up to 3.25%

* Lower sales charges available for investments of $50,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

* Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees

* Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

* No conversion to class A shares, so future 12b-1 fees do not decline over time

* Orders for class M shares of one or more Putnam funds, other than class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class M shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial advisor.

Class R shares (available to qualified plans only)

* No initial sales charge; your entire investment goes to work immediately

* No deferred sales charge

* Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees

* Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

* No conversion to class A shares, so future 12b-1 fees do not decline over time

Initial sales charges for class A and M shares
---------------------------------------------------------------------------
          Class A sales charge          Class M sales charge
          as a percentage of*:          as a percentage of*:
---------------------------------------------------------------------------
Amount of purchase            Net amount          Offering  Net amount
at offering price ($)         invested  price**   invested  price**
---------------------------------------------------------------------------
Under 50,000                   5.54%    5.25%      3.36%     3.25%
50,000 but under 100,000       4.17     4.00       2.30      2.25
100,000 but under 250,000      3.09     3.00       1.27      1.25
250,000 but under 500,000      2.30     2.25       1.01      1.00
500,000 but under 1,000,000    2.04     2.00       1.01      1.00
1,000,000 and above            NONE     NONE       NONE      NONE
---------------------------------------------------------------------------

 * Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

** Offering price includes sales charge.

The fund offers two principal ways for you to qualify for discounts on initial sales charges on class A and class M shares, often referred to as "breakpoint discounts:"

* Right of accumulation. You can add the amount of your current purchases of class A or class M shares of the fund and other Putnam funds to the value of your existing accounts in the fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial advisors. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of your existing accounts and any linked accounts, the fund will use the current maximum public offering price of those shares.

* Statement of intention. A statement of intention is a document in which you agree to make purchases of class A or class M shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund will redeem shares from your account in an amount equal to the higher initial sales charge you would have paid in the absence of the statement of intention.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

* Individual accounts

* Joint accounts

* Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

* Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

* Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)

In order to obtain a breakpoint discount, you should inform your financial advisor at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The fund or your financial advisor may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial advisor. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Management's website at www.putnam.com/individual by selecting "Mutual Funds," and in the SAI.

Deferred sales charges for class B, class C and certain class A and class M shares

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule.

Year after purchase     1       2       3       4       5       6       7+
--------------------------------------------------------------------------
Charge                  5%      4%      3%      3%      2%      1%      0%

A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Unless otherwise agreed with Putnam Retail Management, class A shares purchased on or after October 3, 2005 that are part of a purchase of $1 million or more (other than by a qualified retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within 18 months of purchase. A different CDSC may apply to class A shares purchased before October 3, 2005 and redeemed within two years of purchase. Please see the SAI for more information.A deferred sales charge of 0.65% may apply to class M shares purchased without a sales charge for certain rollover IRA accounts if redeemed within one year of purchase.

Deferred sales charges will be based on the lower of the shares' cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

* You may be eligible for reductions and waivers of sales charges. In addition to the breakpoint discount methods described above, sales charges may be reduced or waived under certain circumstances and for certain categories of investors. Information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI. You may consult your financial advisor or Putnam Retail Management for assistance.

* Distribution (12b-1) plans. The fund has adopted distribution plans to pay for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C, class M and class R shares. The Trustees currently limit payments on class A, class M and class R shares to 0.25%, 0.75% and 0.50% of average net assets, respectively. Because these fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C, class M and class R shares may cost you more than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares. Class R shares will generally be less expensive than class B shares for shareholders who are eligible to purchase either class.

* Payments to dealers. If you purchase your shares through a dealer (the term "dealer" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates), your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution (12b-1) fees, if any, shown in the tables under the heading "Fees and Expenses" at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or the fund as shown under the heading "Fees and Expenses."

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average net assets of Putnam's retail mutual funds attributable to that dealer on an annual basis.

Program servicing payments, which are paid in some instances to third parties in connection with investments in the fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.15% of the total assets in the program on an annual basis.

Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain dealers also receive payments in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. See the discussion in the SAI under the heading "Management-- Investor Servicing Agent and Custodian" for more details.

You can find more details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

How do I sell fund shares?

You can sell your shares back to the fund any day the NYSE is open, either through your financial advisor or directly to the fund. Payment for redemption may be delayed until the fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

The fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less (including if you purchased the shares by exchange). The short-term trading fee is paid directly to the fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. The short-term trading fee will not apply in certain circumstances, such as redemptions in the event of shareholder death or post-purchase disability, redemptions made as part of a systematic withdrawal plan, and redemptions in connection with periodic portfolio rebalancings of certain wrap accounts or automatic rebalancing arrangements. In addition, for investors in defined contribution plans administered by Putnam or a Putnam affiliate, the short-term trading fee will not apply to redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor and redemptions of shares purchased in connection with loan repayments. These exceptions may also apply to defined contribution plans administered by third parties that assess the fund's short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund's short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund's short-term trading fee.

* Selling shares through your financial advisor. Your advisor must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day's NAV, less any applicable deferred sales charge and short-term trading fee. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

* Selling shares directly to the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE in order to receive that day's NAV, less any applicable sales charge and short-term trading fee.

By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

By telephone. You may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone.

The telephone redemption privilege is not available if there are certificates for your shares. The telephone redemption privilege may be modified or terminated without notice.

* Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, contact Putnam Investor Services.

* Payment information. The fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

* Redemption by the fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may redeem your shares without your permission and send you the proceeds. To the extent permitted by applicable law, the fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

How do I exchange fund shares?

If you want to switch your investment from one Putnam fund to another, you can exchange your fund shares for shares of the same class of another Putnam fund at NAV. Not all Putnam funds offer all classes of shares or are open to new investors. If you exchange shares subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, the redemption may be subject to the deferred sales charge, depending upon when you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

To exchange your shares, complete and return an Exchange Authorization Form, which is available from Putnam Investor Services. A telephone exchange privilege is currently available for amounts up to $500,000. The telephone exchange privilege is not available if the fund issued certificates for your shares. You may also exchange shares via the Internet at www.putnam.com. Ask your financial advisor or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

The exchange privilege is not intended as a vehicle for short-term trading. In order to discourage excessive exchange activity and otherwise to promote the best interests of the fund, the fund will impose a short-term trading fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held for 5 days or less (including shares purchased by exchange). In the case of defined contribution plans administered by Putnam or a Putnam affiliate, the 2.00% short-term trading fee will apply to exchanges of shares purchased by exchange that are held in a plan participant's account for 5 days or less. The short-term trading fee will not apply in certain circumstances, such as exchanges in connection with periodic portfolio rebalancings of certain wrap accounts or automatic rebalancing arrangements. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund's short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund's short-term trading fee.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.

Policy on excessive short-term trading

* Risks of excessive short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in the fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs and for investors in taxable accounts, may increase the taxable distributions received from the fund.

When the fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the fund invests in securities that may trade infrequently or may be more difficult to value, such as securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for securities of smaller companies may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which will reduce the fund's performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities, including below investment grade bonds.

* Fund policies. In order to protect the interests of long-term shareholders of the fund, Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by imposing short-term trading fees and using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Putnam Management's Compliance Department currently uses multiple reporting tools to monitor activity in retail customer accounts for which Putnam Investor Services maintains records. This review is based on the fund's internal parameters for detecting excessive short-term trading, which consider the number of "round trip" transactions above a specified dollar amount within a specified period of time. These parameters may change from time to time. If a monitored account engages in short-term trading that Putnam Management or the fund considers to be excessive or inappropriate, Putnam Management will issue the investor and the financial intermediary involved in the activity, if any, a written warning. Continued excessive short-term trading activity by an investor or intermediary that has received a warning may lead to the termination of the exchange privilege. The fund also reserves the right to terminate the exchange privilege without a warning. In addition, Putnam Management will also communicate instances of excessive short-term trading to the compliance staff of an investor's broker, if one is identified.

In addition to enforcing these exchange parameters, Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Putnam Management or the fund may determine that an investor's trading activity is excessive or otherwise potentially harmful based on various factors, including an investor's or financial intermediary's trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If the fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require further trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, manner or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. The fund may take these steps in its discretion even if the investor's activity may not have been detected by the fund's current monitoring parameters.

* Limitations on the fund's policies. There is no guarantee that the fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor's trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund's policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the underlying beneficial owner and attempt to identify and remedy any excessive trading. However, the fund's ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. The fund's policies on exchanges may also be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor requirements. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund normally distributes any net investment income and any net realized capital gains annually. You may choose to:

* reinvest all distributions in additional shares;

* receive any distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or

* receive all distributions in cash.

If you do not select an option when you open your account, all distributions will be reinvested. If you do not cash a distribution check within a specified period or notify Putnam Investor Services to issue a new check, the distribution will be reinvested in the fund. You will not receive any interest on uncashed distribution or redemption checks. Similarly, if any correspondence sent by the fund or Putnam Investor Services is returned as "undeliverable," fund distributions will automatically be reinvested in the fund or in another Putnam fund.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the fund before your investment (and thus were included in the price you paid). Properly designated distributions of gains from investments that the fund owned for more than one year are taxable as long-term capital gains. Distributions of gains from investments that the fund owned for one year or less are taxable as ordinary income. Properly designated distributions of "qualified dividend income" are taxable at the rate applicable to long-term capital gains provided that both you and the fund meet certain holding period and other requirements. Distributions are taxable whether you receive them in cash or reinvest them in additional shares.

Distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the fund's investment in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

The fund's use of derivatives may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



Financial highlights (For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------
                                                                Year ended
                                   8/31/05         8/31/04        8/31/03         8/31/02         8/31/01
-----------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $16.21          $13.88         $12.22          $14.58          $13.08
-----------------------------------------------------------------------------------------------------------
Investment operations:
Net investment income (a)              .17 (d,f)       .11 (d)        .13             .12             .16
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            2.18            2.36            1.61          (2.02)           1.55
-----------------------------------------------------------------------------------------------------------
Total from
investment operations                 2.35            2.47            1.74          (1.90)           1.71
-----------------------------------------------------------------------------------------------------------
Less distributions:
From net investment income            (.13)           (.14)           (.08)          (.10)           (.21)
-----------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          --              --              --           (.36)             --
-----------------------------------------------------------------------------------------------------------
Total distributions                   (.13)           (.14)           (.08)          (.46)           (.21)
-----------------------------------------------------------------------------------------------------------
Redemption fees                         -- (e)          -- (e)          --             --              --
-----------------------------------------------------------------------------------------------------------
Net asset value,
end of period                       $18.43          $16.21          $13.88         $12.22          $14.58
-----------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)               14.56 (f)       17.92           14.30         (13.45)          13.14

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $1,165,377        $731,954        $688,610       $633,088        $605,706
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)             1.13 (d)        1.19 (d)        1.18           1.09            1.11
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              .94 (d,f)       .75 (d)        1.05            .86            1.10
-----------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               51.72              54.46        57.16          68.12           69.71

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Reflects waivers of certain fund expenses in connection with investments in
    Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares.

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.03% of average net assets for class A shares.





Financial highlights (For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------
                                                                   Year ended
                                        8/31/05       8/31/04        8/31/03       8/31/02       8/31/01
-----------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                      $15.93        $13.66         $12.03        $14.39        $12.92
-----------------------------------------------------------------------------------------------------------
Investment operations:
Net investment income (loss) (a)            .03 (d,f)      -- (d,e)      .04           .02           .05
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 2.16          2.31           1.59         (2.01)         1.53
-----------------------------------------------------------------------------------------------------------
Total from
investment operations                      2.19          2.31           1.63         (1.99)         1.58
-----------------------------------------------------------------------------------------------------------
Less distributions:
From net investment income                 (.02)         (.04)            --          (.01)         (.11)
-----------------------------------------------------------------------------------------------------------
From net realized gain
on investments                               --            --             --          (.36)           --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.02)         (.04)            --          (.37)         (.11)
-----------------------------------------------------------------------------------------------------------
Redemption fees                              -- (e)        -- (e)         --            --            --
-----------------------------------------------------------------------------------------------------------
Net asset value,
end of period                            $18.10        $15.93         $13.66        $12.03        $14.39
-----------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                    13.75 (f)     16.97          13.55        (14.15)        12.27

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                         $530,586      $490,299       $424,745      $457,303      $583,543
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                  1.88 (d)      1.94 (d)       1.93          1.84          1.86
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                   .19 (d,f)    (.01) (d)       .32           .12           .34
-----------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                    51.72         54.46          57.16         68.12         69.71

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Reflects waivers of certain fund expenses in connection with investments in
    Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares.

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.03% of average net assets for class B shares.





Financial highlights (For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------
                                                                     Year ended
                                      8/31/05         8/31/04          8/31/03        8/31/02       8/31/01
-----------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $15.91          $13.64           $12.02         $14.39        $12.97
-----------------------------------------------------------------------------------------------------------
Investment operations:
Net investment income (loss) (a)          .03 (d,f)        -- (d,e)        .04            .02           .04
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               2.16            2.31             1.58          (2.00)         1.55
-----------------------------------------------------------------------------------------------------------
Total from
investment operations                    2.19            2.31             1.62          (1.98)         1.59
-----------------------------------------------------------------------------------------------------------
Less distributions:
From net investment income               (.02)           (.04)              --           (.03)         (.17)
-----------------------------------------------------------------------------------------------------------
From net realized gain
on investments                             --              --               --           (.36)           --
-----------------------------------------------------------------------------------------------------------
Total distributions                      (.02)           (.04)              --           (.39)         (.17)
-----------------------------------------------------------------------------------------------------------
Redemption fees                           -- (e)           -- (e)           --             --            --
-----------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $18.08          $15.91           $13.64         $12.02        $14.39
-----------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  13.79 (f)       16.98            13.48         (14.11)        12.33

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $55,887         $34,594          $31,770        $32,446       $33,093
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                1.88 (d)        1.94 (d)         1.93           1.84          1.86
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                 .19 (d,f)        -- (d,g)        .31            .11           .26
-----------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  51.72           54.46            57.16          68.12         69.71

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Reflects waivers of certain fund expenses in connection with investments in
    Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares.

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.03% of average net assets for class C shares.

(g) Amount represents less than 0.01%.





Financial highlights (For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------
                                                               Year ended
                                 8/31/05         8/31/04         8/31/03        8/31/02         8/31/01
-----------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $16.13          $13.81          $12.14         $14.48          $13.00
-----------------------------------------------------------------------------------------------------------
Investment operations:
Net investment income (a)            .08 (d,f)       .04 (d)         .07            .05             .09
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          2.18            2.35            1.60          (2.00)           1.53
-----------------------------------------------------------------------------------------------------------
Total from
investment operations               2.26            2.39            1.67          (1.95)           1.62
-----------------------------------------------------------------------------------------------------------
Less distributions:
From net investment income          (.05)           (.07)             --           (.03)           (.14)
-----------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --              --              --           (.36)             --
-----------------------------------------------------------------------------------------------------------
Total distributions                 (.05)           (.07)             --           (.39)           (.14)
-----------------------------------------------------------------------------------------------------------
Redemption fees                      -- (e)           -- (e)          --             --              --
-----------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $18.34          $16.13          $13.81         $12.14          $14.48
-----------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)             14.01 (f)       17.33           13.76         (13.81)          12.53

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $35,182         $29,774         $32,334        $35,610         $46,055
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)           1.63 (d)        1.69 (d)        1.68           1.59            1.61
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)            .44 (d,f)       .25 (d)         .56            .37             .60
-----------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             51.72              54.46        57.16          68.12           69.71

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Reflects waivers of certain fund expenses in connection with investments in
    Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for periods ended August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares.

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.03% of average net assets for class M shares.



Financial highlights (For a common share outstanding throughout the period)

CLASS R
------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------
                                                             Period
                                    Year ended             12/1/03+ -
                                     8/31/05                8/31/04
------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.18                 $14.82
------------------------------------------------------------------------------
Investment operations:
Net investment income (a)                .12 (d,f)              .06 (d)
------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                     2.19                   1.44
------------------------------------------------------------------------------
Total from
investment operations                   2.31                   1.50
------------------------------------------------------------------------------
Less distributions:
From net investment income              (.16)                  (.14)
------------------------------------------------------------------------------
Total distributions                     (.16)                  (.14)
------------------------------------------------------------------------------
Redemption fees                          -- (e)                  -- (e)
------------------------------------------------------------------------------
Net asset value,
end of period                         $18.33                 $16.18
------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 14.33 (f)              10.24 *

RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $711                     $3
------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.38 (d)               1.08 *(d)
------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .65 (d,f)              .37 *(d)
------------------------------------------------------------------------------
Portfolio turnover (%)                 51.72                  54.46

+ Commencement of operations.

* Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for periods ended August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares.

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.05% of average net assets for class R shares.


Glossary of terms

-------------------------------------------------------------------------------
Bond             An IOU issued by a government or corporation that
                 usually pays interest.
-------------------------------------------------------------------------------
Capital          A profit or loss on the sale of securities (generally
gain/loss        stocks or bonds).
-------------------------------------------------------------------------------
Class A, B, C,   Types of shares, each class offering investors a different
M, R, T shares   way to pay sales charges and distribution fees. A fund's
                 prospectus explains the availability and attributes of
                 each type.
-------------------------------------------------------------------------------
Common           A unit of ownership of a corporation.
stock
-------------------------------------------------------------------------------
Distribution     A payment from a mutual fund to shareholders. It may
                 include interest from bonds and dividends from stocks
                 (dividend distributions). It may also include profits from the sale of securities from the fund's portfolio (capital
                 gains distributions).
-------------------------------------------------------------------------------
Net asset        The value of one share of a mutual fund without regard
value (NAV)      to sales charges. Some bond funds aim for a steady NAV,
                 representing stability; most stock funds aim to raise NAV, representing growth in the value of an investment.
-------------------------------------------------------------------------------
Public offering  The purchase price of one class A or class M share
price (POP)      of a mutual fund, including the applicable "front-end"
                 sales charge.
-------------------------------------------------------------------------------
Short-term       Fee charged to shareholders of certain funds who
trading fee      redeem fund shares that they have held for less than a
                 stated minimum amount of time. Short-term trading fees
                 are withheld from the proceeds of the shareholder's
                 redemption and are payable to the fund.
-------------------------------------------------------------------------------
Total return     A measure of performance showing the change in the
                 value of an investment over a given period, assuming all
                 earnings are reinvested.
-------------------------------------------------------------------------------
Yield            The percentage rate at which a fund has earned
                income from its investments over the indicated period.


Make the most of your Putnam privileges

As a Putnam mutual fund shareholder, you have access to a number of services that can help you build a more effective and flexible financial program. Here are some of the ways you can use these privileges to make the most of your Putnam mutual fund investment.

* SYSTEMATIC INVESTMENT PLAN

Invest as much as you wish ($25 or more). The amount you choose will be automatically transferred weekly, semi-monthly or monthly from your checking or savings account.

* SYSTEMATIC WITHDRAWAL

Make regular withdrawals of $50 or more   monthly, quarterly,
semiannually, or annually from your Putnam mutual fund account valued at $5,000 or more.

* SYSTEMATIC EXCHANGE

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis.

* EXCHANGE PRIVILEGE

Exchange money between Putnam funds in the same class of shares. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

A 2.00% short-term trading fee will apply to exchanges of shares from Putnam funds (other than money market funds) held for 5 days or less. A separate 1.00% short-term trading fee may apply to exchanges of shares of certain Putnam funds that occur within 6 to 90 days of purchase. Please read the prospectus of the applicable fund for more details.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and system atic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

* DIVIDENDS PLUS

Diversify your portfolio by investing dividends and other distributions from one Putnam fund automatically into another at net asset value.

* STATEMENT OF INTENTION

To reduce a front-end sales charge, you may agree to invest a minimum dollar amount over 13 months. Depending on your fund, the minimum is $50,000 or $100,000. Whenever you make an investment under this arrangement, you or your financial advisor should notify Putnam Investor Services that a Statement of Intention is in effect.

Many of these services can be accessed online at www.putnam.com.

For more information about any of these services and privileges, call your financial advisor or a Putnam customer service representative toll free at 1-800-225-1581.


Putnam Family of Funds a

The following is a complete list of Putnam's open-end mutual funds offered to the public. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

PUTNAM GROWTH FUNDS

Putnam Discovery Growth Fund
Putnam Growth Opportunities Fund
Putnam Health Sciences Trust
Putnam International New Opportunities Fund
Putnam New Opportunities Fund
Putnam OTC & Emerging Growth Fund
Putnam Small Cap Growth Fund
Putnam Vista Fund
Putnam Voyager Fund

PUTNAM BLEND FUNDS

Putnam Capital Appreciation Fund
Putnam Capital Opportunities Fund
Putnam Europe Equity Fund
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
Putnam International Capital Opportunities Fund
Putnam International Equity Fund
Putnam Investors Fund
Putnam Research Fund
Putnam Tax Smart Equity Fund[R]
Putnam Utilities Growth and Income Fund

PUTNAM VALUE FUNDS

Putnam Classic Equity Fund
Putnam Convertible Income-Growth Trust
Putnam Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Putnam International Growth and Income Fund
Putnam Mid Cap Value Fund
Putnam New Value Fund
Putnam Small Cap Value Fund b

PUTNAM INCOME FUNDS

Putnam American Government Income Fund
Putnam Diversified Income Trust
Putnam Floating Rate Income Fund
Putnam Global Income Trust
Putnam High Yield Advantage Fund b
Putnam High Yield Trust
Putnam Income Fund
Putnam Limited Duration Government Income Fund c
Putnam Money Market Fund d
Putnam Prime Money Market Fund d
Putnam U.S. Government Income Trust

PUTNAM TAX-FREE INCOME FUNDS

Putnam AMT-Free Insured Municipal Fund e
Putnam Tax Exempt Income Fund
Putnam Tax Exempt Money Market Fund d
Putnam Tax-Free High Yield Fund

Putnam State Tax-Free Income Funds f

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

PUTNAM ASSET ALLOCATION FUNDS

Putnam Income Strategies Fund

Putnam Asset Allocation Funds -- three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Putnam Asset Allocation: Growth Portfolio

PUTNAM RETIREMENTREADY[R] FUNDS

Putnam RetirementReady Funds -- nine investment portfolios that offer diversification among stocks, bonds and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

a As of  12/30/05.

b Closed to new investors.

c Prior to 11/30/04, Putnam Intermediate U.S. Government Income Fund.

d An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in such funds.

e Prior to 11/30/04, Putnam Tax-Free Insured Fund.

f Not available in all states.


For more information
about Putnam
New Value Fund

The fund's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the fund's most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's website at www.putnam.com/individual, or by calling Putnam toll-free at 1-800-225-1581.


You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


Communications from Putnam other than those included with the prospectus in this package are provided in the English language.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 41203
             Providence, Rhode Island 02940-1203

             www.putnam.com

             File No. 811-07237         NP025S 233340 3/06